Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
AUGUST, 1998



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.8256%



        Excess Protection Level
          3 Month Average  5.45%
          August, 1998  6.33%
          July, 1998  5.29%
          June, 1998  4.73%


        Cash Yield                                  19.08%


        Investor Charge Offs                        5.09%


        Base Rate                                   7.66%


        Over 35 Day Delinquency                     5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $ 37,775,682,964.86


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,395,888,446.37